Statements contained in this Contract Status of Offshore Rig Fleet report regarding the Company's estimated rig availability or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability and future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) early contract terminations, (v) actual timing of contract term completion, (vi) finalization, modifications or termination of commitments made verbally or by letters of intent, (vii) new contracts or contract extensions, and (viii) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of August 16, 2004. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of August 16, 2004

		Water				Estimated
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Availability	Comments

Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	Committed		Gulf of Mexico	Nov. 04	Expect to start this week, high 30's, plus options
ENSCO 64	MLT Enhn. 53-S	350	Dominion	Mid 40's	Gulf of Mexico	Oct. 04
ENSCO 68	MLT Enhn. 84-C	400	Shipyard		Gulf of Mexico	Nov. 04
ENSCO 69	MLT 84-S	400	Stone Energy	Low 40's	Gulf of Mexico	Sep. 04
ENSCO 74	MLT Enhn. 116-C	400	LLOG	Mid 40's	Gulf of Mexico	Sep. 04	Rate increases late Aug. 04, low 50's
ENSCO 75	MLT Super 116-C	400	Spinnaker	Mid 50's	Gulf of Mexico	Sep. 04
ENSCO 81	MLT 116-C	350	BP	High 40's	Gulf of Mexico	Sep. 04	Well to well
ENSCO 82	MLT 116-C	350	Pogo	Mid 40's	Gulf of Mexico	Aug. 04
ENSCO 83	MLT 82 SD-C	250	Nexen	Mid 30's	Gulf of Mexico	Oct. 04
ENSCO 84	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Dec. 04
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	Mid 30's	Gulf of Mexico	Sep. 04	Market rate, well to well
ENSCO 87	MLT 116-C	350	Newfield	Mid 40's	Gulf of Mexico	Oct. 04
ENSCO 89	MLT 82 SD-C	250	Apache	Mid 30's	Gulf of Mexico	Sep. 04
ENSCO 90	MLT 82 SD-C	250	Houston Expl.	Low 40's	Gulf of Mexico	Sep. 04
ENSCO 93	MLT 82 SD-C	250	Stone Energy	Low 40's	Gulf of Mexico	Aug. 04
ENSCO 98	MLT 82 SD-C	250	Houston Expl.	High 30's	Gulf of Mexico	Aug. 04
ENSCO 99	MLT 82 SD-C	250	ExxonMobil	Mid 30's	Gulf of Mexico	Oct. 04	Market rate, well to well
ENSCO 105	KFELS MOD V-B	400	Millennium	Low 50's	Gulf of Mexico	Nov. 04
Semisubmersible
ENSCO 7500	Semisubmersible	8000	Committed		Gulf of Mexico	Nov. 04	Next to Anadarko, expect to start this week, mid 80's
Platform Rigs
ENSCO 25	3000 HP API		ChevronTexaco	High 20's	Gulf of Mexico	Sep. 04
ENSCO 26	3000 HP API		Available		Gulf of Mexico	Aug. 04
ENSCO 29	3000 HP API		Committed		Gulf of Mexico	Jun. 05	Next to Taylor starting Oct. 04, mid 20's, plus options
North Sea
ENSCO 70	Hitachi K1032N	250	DONG	Mid 50's	Denmark	Nov. 04	Market rate, well to well options
ENSCO 71	Hitachi K1032N	225	DONG	Mid 50's	Denmark	Mar. 05	Expect to work accommodation mode starting late Sep. 04, mid 40's
ENSCO 72	Hitachi K1025N	225	Total	Low 70's	Netherlands	Oct. 04
ENSCO 80	MLT Enhn. 116-C	225	ADTI/Newfield	Mid 40's	UK	Dec. 04	Oct. 04 rate increases to low 50's
ENSCO 85	MLT 116-C	225	Available		UK	Oct. 04	Expect to work starting Sep. 04, low 50's
ENSCO 92	MLT 116-C	225	Available		UK	Nov. 04	Expect to work starting Sep. 04, high 40's, plus options
ENSCO 101	KFELS MOD V-A	400	DONG	High 70's	Denmark	Jan. 05	Expect to work starting Oct. 04, mid 80's
Africa
ENSCO 100	MLT-150-88	350	Shell	Mid 60's	Nigeria	Oct. 04	Combined program with Nexen, plus options
Asia Pacific
ENSCO 50	F&G 780 Mod II	300	British Gas	Mid 50's	India	Dec. 04	Plus options
ENSCO 51	F&G 780 Mod II	300	Shell	High 50's	Brunei	Feb. 05	Expect contract to continue to '08, rate adjusted semi-annually
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Mid 50's	Malaysia	Dec. 04	Plus options
ENSCO 53	F&G 780 Mod II	300	Ras Gas	Mid 50's	Qatar	Apr. 05	Plus options
ENSCO 54	F&G 780 Mod II	300	Ras Gas	Low 50's	Qatar	Oct. 07	New contract starting Oct. 04, mid 50's
ENSCO 56	F&G 780 Mod II	300	Apache	Mid 70's	Australia	Aug. 05	Continual programs Apache/Strike/Tap and possibly others
ENSCO 57	F&G 780 Mod II	300	Murphy	High 50's	Malaysia	Nov. 04	Plus options
ENSCO 67	MLT 84-S	400	Shipyard		Singapore	May 05
ENSCO 88	MLT 82 SD-C	250				Apr. 05	Moving to Middle East, expect to work starting Oct. 04, low 50's, plus options
ENSCO 94	Hitachi C-250	250	Ras Gas	Low 50's	Qatar	Jul. 05	Plus options
ENSCO 95	Hitachi C-250	250			Enroute to shipyard	Jun. 05	Expect to work starting Dec. 04, mid 50's
ENSCO 96	Hitachi C-250	250	Shell	High 40's	Qatar	Dec. 04	Plus options
ENSCO 97	MLT 82-SD-C	250	Qatar Petroleum	Low 50's	Qatar	Nov. 05	Plus options
ENSCO 102	KFELS MOD V-A	400	Origin	High 80's	Australia	Mar. 05	Combined program Origin/Esso, plus options
ENSCO 104	KFELS MOD V-B	400	ConocoPhillips	Low 100's	E. Timor	Dec. 04	Plus options
ENSCO 106	KFELS MOD V-B	400	Under construction		Singapore	Q4 04
ENSCO 107	KFELS MOD V-B	400	Under construction		Singapore	Q4 05

ENSCO I	Barge Rig		Total	Low 50's	Indonesia	Apr. 07
South America/
Caribbean
ENSCO 76	MLT Super 116-C	350	BP	High 80's	Trinidad	Jan. 05	Late Sep. 04 rate decreases to high 70's, plus options

ENSCO II	Barge Rig		Available		Lake Maracaibo	Aug. 04
ENSCO III	Barge Rig		Available		Lake Maracaibo	Aug. 04	Next to drydock for regulatory work
ENSCO XI	Barge Rig		Stacked		Lake Maracaibo
ENSCO XII	Barge Rig		Available		Lake Maracaibo	Aug. 04
ENSCO XIV	Barge Rig		Stacked		Lake Maracaibo
ENSCO XV	Barge Rig		Stacked		Lake Maracaibo